SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 23, 2014

Xenetic Biosciences, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-178082	45-2952962
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

99 Hayden Avenue, Suite 230

Lexington MA, 02421

(Address of principal executive offices)

Registrant’s telephone number, including area code: 781-778-7720

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K/A (the “Amendment”) amends the Current Report on Form 8-K of Xenetic Biosciences, Inc. (the “Company”) (the “Original Filing”), that was initially filed with the U.S. Securities and Exchange Commission on January 29, 2014. The Amendment is being filed to submit Exhibit 99.1 and 99.2, as required by Item 9.01(a) and (b) of Form 8-K. Exhibit 99.1 contains the consolidated financial statements of the Company, which reflect the financial position of Xenetic Biosciences plc as of December 31, 2013 and 2012 and the results of its operations for the years then ended. These consolidated financial statements thus reflect the business acquired by the Company as reported in the Original Filing, except that the Consolidated Balance Sheets, Consolidated Statements of Changes in Stockholders’ Equity and the per share balances and per share prices within the accompanying footnotes to the consolidated financial statements reflect the capital structure of the Company following the implementation of the Scheme of Arrangement and the Agreement of Conveyance, Transfer and Assignment of Subsidiaries and Assumption of Obligations (the “Hive Out Agreement”), as described in the Original Filing.

Except as described above, the Amendment does not modify or update the disclosures presented in, or exhibits to, the Original Filing in any way. Those sections of the Original Filing that are unaffected by the Amendment are not included herein. The Amendment continues to speak as of the date of the Original Filing. Furthermore, the Amendment does not reflect events occurring after the filing of the Original Filing (except as to the change of capital structure). Accordingly, the Amendment should be read in conjunction with the Original Filing, as well as the Company’s other filings made with the SEC pursuant to Section 13(a) or 15(d) of the Exchange Act subsequent to the filing of the Original Filing.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

2.1	Order of the High Court of Justice, Chancery Division, entered January 23, 2014(3)

2.2	Scheme of Arrangement(1)

10.1	Agreement of Conveyance, Transfer and Assignment of Subsidiaries and Assumption of Obligations(2)

99.1	Consolidated Balance Sheets of Xenetic Biosciences, Inc. as of December 31, 2013 and 2012 and the related Consolidated Statements of Comprehensive Loss, Consolidated Statements of Changes in Stockholders’ Equity and Consolidated Statements of Cash Flows for the years ended December 31, 2013 and 2012*

99.2	Unaudited Pro Forma combined financial information for Xenetic Biosciences, Inc. and Xenetic Biosciences plc as of and for the period ended December 31, 2013*

(1)	Incorporated by reference to the Current Report on Form 8-K filed with the SEC on November 25, 2013 as Exhibit 9.1.
(2)	Incorporated by reference to the Annual Report on Form 10-K filed with the SEC on November 27, 2013 as Exhibit 9.3.
(3)	Incorporated by reference to Current Report on Form 8-K filed with the SEC on January 23, 2014.
*	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xenetic Biosciences, Inc.

/s/ M. Scott Maguire
M. Scott Maguire
President, Chief Executive Officer

Date: April 10, 2014